Inventory valuation	6 Months Ended
Jun. 30, 2021
Disclosure of inventories [Abstract]
Disclosure of inventories [text block]	Inventory valuation A provision of $17 million was held against hydrocarbon inventories at 30 June 2021 ($289 million at 30 June 2020) to write them down to their net realizable value. As a result of the changes in strategic direction of the group and the evolution of the trading strategy set out in Note 1, from 1 January, certain inventory, totalling $11.0 billion as at 30 June 2021 is now treated as trading inventory and is valued at fair value whereas the equivalent inventory was previously valued at the lower of cost or net realisable value in prior periods.